UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to the

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2016

DATA STORAGE CORPORATION

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	00135384	98-0530147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

68 South Service Road

Melville, New York 11747

(Address of principal executive offices) (zip code)

212-564-4922

(Registrant's telephone number, including area code)

Copies to:

Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPANATORY NOTE: The purpose of this amendment to the Form 8-K Current Report is to file the required financial statements in connection with the asset purchase more fully described below.

Item 1.01      Entry Into A Material Definitive Agreement

Item 2.01      Completion or Acquisition or Disposition of Assets

On October 25, 2016, Data Storage Corporation (the "Company"), through its wholly-owned subsidiary (the "Subsidiary"), entered into and closed two Asset Purchase Agreements (collectively, the "Purchase Agreements") with ABC Services Inc. (“ABC I”), a New York corporation, and ABC Services II Inc. ("ABC II" and collectively with ABC I, "ABC"), a New York Corporation, pursuant to which the Subsidiary purchased certain assets from ABC, including tangible assets and service agreements, in consideration of an aggregate 64,669,936 shares of common stock of the Company (the "Shares"). The Closing occurred on October 25, 2016. In the event that the audits of ABC I or ABC II for the fiscal year ended December 31, 2015 provide that either ABC I or ABC II have generated less than $2,000,000 in revenue, then such entity's respective Shares will be reduced by the proportionate amount of such shortfall.

In addition, on October 25, 2016 (the "Effective Date"), the Company entered into three Conversion Agreements with three affiliates (collectively, the "Affiliates") of the Company pursuant to which the Company and the Affiliates agreed to convert an aggregate of $2,678,124.28 in debt owed by the Company to the Affiliates into shares of common stock of the Company at a conversion price of $0.10 per share (the "Conversion Price") resulting in the issuance of an aggregate of 26,781,242 shares of common stock of the Company to the Affiliates. Specifically, the Company and Charles Piluso converted $1,802,521.08 into 18,025,210, the Company, John Coghlan converted $138,822 into 1,388,220 shares of common stock of the Company and the Company and Clifford Stein converted $736,781.20 into 7,367,812 shares of common stock of the Company. At the end of the 90 day period following the Effective Date, if the average closing price during any ten (10) day period during the 90 day period is greater than $0.10 per share (the "Adjusted Conversion Price"), then the Conversion Price will be adjusted to equal the Adjusted Conversion Price; provided, however, that the Adjusted Conversion Price will have a ceiling of $0.20 per share, whereby if the 10 day average closing price is greater than $0.20 per share during the 90 day period, then the Conversion Price will be adjusted to equal $0.20 per share. There will only be one adjustment.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 3.02.     Unregistered Sales of Equity Securities

The information contained in Item 1.01 is hereby incorporated by reference into this Item 3.02. The shares of common stock issued as part of the Purchase Agreements and Conversion Agreements will be issued pursuant to exemptions from registration provided by Section 4(2) and/or Regulation D of the 1933 Securities Act, as amended.

Item 5.01.     Changes in Control of the Registrant

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01 .

Item 9.01      Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Audited Consolidated Financial Statements for ABC Services Inc., and ABC Services II Inc.for the years ended December 31, 2015 and December 31, 2014

Unaudited Consolidated Financial Statements for ABC Services Inc., and ABC Services II Inc.for the nine months ended September 30, 2016

(b) Pro-Forma Financial Information

Pro Forma Financial Information for Data Storage Corporation and Subsidiaries.

(d) List of Exhibits

Exhibit No.	Description of Exhibit

10.1	Asset Purchase Agreement by and between ABC Services Inc., and Data Storage Corporation Inc. and Data Storage Corporation as of October 25, 2016 (1)

10.2	Asset Purchase Agreement by and between ABC Services II Inc., and Data Storage Corporation Inc. and Data Storage Corporation as of October 25, 2016 (1)

10.3	Conversion Agreement by and between Data Storage Corporation and Charles M. Piluso dated October 25, 2016 (1)

10.4	Conversion Agreement by and between Data Storage Corporation and John F. Coghlan dated October 25, 2016 (1)

10.5	Conversion Agreement by and between Data Storage Corporation and Clifford Stein dated October 25, 2016(1)

99.1	Audited Consolidated Financial Statements for ABC Services, Inc. for the years ended December 31, 2015 and 2014

99.2	Audited Consolidated Financial Statements for ABC Services II, Inc. for the years ended December 31, 2015 and 2014

99.3	Unaudited Consolidated Financial Statements for ABC Services, Inc. for the nine months ended September 30, 2016

99.4	Unaudited Consolidated Financial Statements for ABC Services II, Inc. for the nine months ended September 30, 2016

99.5	Pro Forma Financial Information for Data Storage Corporation and Subsidiaries.

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on October 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA STORAGE CORPORATION

Date: February 7, 2017	By:	/s/ Charles M. Piluso
Charles M. Piluso
Chief Executive Officer